SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2015

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 9, 2015, the Indiana Utility Regulatory Commission (IURC) issued an Order substantially approving a joint settlement between Vectren Energy Delivery of Indiana, a wholly owned utility subsidiary of Vectren Utility Holdings, Inc., the wholly owned subsidiary of Vectren Corporation, and the Indiana Office of Utility Consumer Counselor (OUCC). The Order calls for the continuation of the utility’s portfolio of natural gas energy efficiency programs, which allows for the continued alignment of the utility and its customers in using less natural gas to lower energy bills. The Order extends the energy efficiency plan, which was originally approved in 2006, through 2019.

Under the IURC Order, the Company will continue to advocate broad energy efficiency programs, including rebates on high-efficiency appliances for all customer classes, custom programs for business and industrial customers, and low-income home weatherization efforts, to help promote more efficient use of natural gas and reduce customer costs. A collaborative group, including the Company, the OUCC and other key stakeholders, will continue to administer the cost-effective programs.  The program also expands the Company’s efforts to work together with neighboring electric utilities to jointly deliver gas and electric energy efficiency programs to achieve greater energy savings at lower costs.

In conjunction with continuing the energy efficiency program, the Order also allows the Company to continue to operate under a rate design known as decoupling. Continuation of this rate design ensures there is no linkage between natural gas sales and the utility’s cost recovery thereby aligning the Company’s interests with the customers to use the least amount of energy.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Vectren Corporation (the Company) is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.  These cautionary statements are attached as Exhibit 99.1.

Item 9.01.    Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
September 10, 2015

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 8.01:

Exhibit Number	Description
99.1	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995